EXHIBIT 99.  Press Release dated April 3, 1995.


                                        MAILING ADDRESS
                                        P.O. BOX 3165
                                        Harrisburg, PA 17105

                                        GENERAL OFFICE
                                        30 Hunter Lane
                                        Camp Hill, PA 17011

     [RITE AID LOGO]
     Press Release
     For Further Information Contact:

     Frank Bergonzi
     Executive Vice President
       & Chief Financial Officer
     (717) 975-5750

     FOR IMMEDIATE RELEASE

        RITE AID ANNOUNCES RECORD YEAR-END FINANCIAL RESULTS

     CAMP HILL, PA (April 3, 1995) - Rite Aid Corporation
     (RAD-NYSE, PSE), today announced financial results for the fourth quarter ended March 4, 1995.

     Corporate sales increased 25.6 percent to $1,353,766,000 compared to $1,077,438,000 in the fourth quarter of fiscal year 1994. Income from continuing operations rose to $53,254,000 versus a loss of $47,672,000 for the same period last year. Earnings per share from continuing operations for the quarter increased to $.63 compared to a loss of $.54 a year earlier. The fourth quarter of last year reflects a pre-tax provision of $149,196,000 for a corporate restructuring including the closing of 200 underperforming drugstores and the disposition of other assets. Excluding these charges, income from continuing operations for the quarter ended February 26, 1994 would have been $42,965,000 or $.49 per share.

     Revenues for the 53 weeks advanced 11.7 percent to $4,533,851,000 from $4,058,711,000 for the prior year 52 week period. Income from continuing operations grew to $141,286,000 from $26,208,000 or $1.67 per share versus
     $.30 per share last year. Excluding the charges dis-cussed above, the income from continuing operations for the year ended February 26, 1994 would have been $116,845,000 or $1.33 per share.

     Same-store sales for the quarter and year-to-date periods increased 9.0 percent and 7.2 percent, respectively, compared to 1.8 percent and 2.8 percent for the compara-ble periods last year. The company ended the quarter with a total of 2,829 drugstores including 224 units acquired from Perry Drug Stores, Inc. on January 28, 1995.

     DISCONTINUED OPERATIONS

     During the fourth quarter of fiscal 1994, the company announced plans to concentrate resources entirely on the drugstore segment and sell the non-drugstore related businesses. Therefore, the results of these discontinued operations were segregated in the financial statements. In addition, a provision for loss on disposal of the discontinued operations of $25,620,000, net of income tax benefit, was recorded in the fourth quarter of fiscal 1994.

     NET CORPORATE EARNINGS

     Net loss for the quarter ending February 26, 1994 was $71,416,000 or $.81 per share and included a loss from discontinued operations of $23,744,000 or $.27 per share. For fiscal 1994, net income was $9,288,000 or $.11 per share and included a loss of $16,920,000 or $.19 per share from discontinued operations.


                       RITE AID CORPORATION
                 CONSOLIDATED SALES AND EARNINGS
                           (UNAUDITED)


                                14 WEEKS ENDED    13 WEEKS ENDED
                                March 4, 1995     February 26, 1994      %
                                --------------    -----------------     ---

SALES                           $1,353,766,000    $1,077,438,000        25.6

INCOME (LOSS) FROM CONTINUING
  OPERATIONS                    $    53,254,000   $  (47,672,000)*     211.7
(LOSS) FROM DISCONTINUED
OPERATIONS                                           (23,744,000)**

NET INCOME (LOSS)               $    53,254,000   $  (71,416,000)      174.6

AVERAGE SHARES OUTSTANDING           84,192,000       87,650,000

EARNINGS (LOSS) PER SHARE
  CONTINUING OPERATIONS                    $.63            $(.54)      216.7
  DISCONTINUED OPERATIONS                                   (.27)

NET INCOME (LOSS)                          $.63            $(.81)      177.8


                                53 WEEKS ENDED    52 WEEKS ENDED
                                March 4, 1995     February 26, 1994      %
                                --------------    -----------------     ---

SALES                           $4,533,851,000    $4,058,711,000        11.7

INCOME FROM CONTINUING
  OPERATIONS                    $  141,286,000    $   26,208,000*       439.1

(LOSS) FROM DISCONTINUED OPERATIONS                  (16,920,000)**

NET INCOME                      $  141,286,000    $    9,288,000       1421.2

AVERAGE SHARES OUTSTANDING          84,771,000        87,972,000

EARNINGS (LOSS) PER SHARE
  CONTINUING OPERATIONS                  $1.67              $.30        456.7
  DISCONTINUED OPERATIONS                                   (.19)

NET INCOME                               $1.67              $.11       1418.2

The LIFO method of valuing inventory had the effect of reducing net income 5 cents per share for the 14-week period and 11 cents per share for the 53-week period ended March 4, 1995. For the comparable periods last year, the LIFO adjustments were 1 cent for the quarter and 7 cents for the 52 weeks ended February 26, 1994.

* Income (loss) from continuing operations for the 13 and 52 weeks ended February 26, 1994, includes a $149,196,000 one-time, pre-tax provision for corporate restructuring and other charges.

** (Loss) from discontinued operations for the 13 and 52 weeks ended February 26, 1994, includes a $42,000,000 loss on disposal of discontinued operations less applicable income tax benefit of $16,380,000.



 FISCAL     CONSOLIDATED BALANCE SHEET (Unaudited)
 1995
 ASSETS
       --------------------------------------------------------------------
                                            March 4,     February 26,
       In thousands of dollars              1995         1994
       --------------------------------------------------------------------
       CURRENT ASSETS
       Cash  . . . . . . . . . . . . . . .  $   7,148    $    17,403
       Accounts and Notes Receivable . . .    239,859        185,857
       Inventories . . . . . . . . . . . .  1,070,346        844,074
       Prepaid Expenses and Other Current
       Assets  . . . . . . . . . . . . . .     28,716         19,231
       Net Current Assets of Discontinued
            Operations  . . . . . . . . . . .  27,151         58,860
                                            ---------     ----------
                TOTAL CURRENT ASSETS        1,373,220      1,125,425
                                            ---------     ----------
       PROPERTY, PLANT & EQUIPMENT AT COST
       Land  . . . . . . . . . . . . . . .     75,908         57,746
       Buildings . . . . . . . . . . . . .    244,128        197,381
       Leasehold Improvements  . . . . . .    405,274        360,662
       Equipment . . . . . . . . . . . .      666,359        556,334
       Construction in Progress  . . . . .     35,422         25,138
                                            ---------     ----------
       PROPERTY, PLANT & EQUIPMENT AT COST  1,427,091      1,197,261

       Accumulated Depreciation and Amor-
       tization  . . . . . . . . . . . . .    648,612        558,567
                                            ---------    -----------
             NET PROPERTY, PLANT & EQUIPMENT  778,479        638,694
                                            ---------    -----------
       INTANGIBLE ASSETS
       Excess of Cost Over Underlying Eq-
         uity in Subsidiaries Less
         Accumulated Amortization of
         $8,023 and $7,299 . . . . . . . . .   99,653         27,149
       Lease Acquisition Costs Less Accu-
         mulated Amortization of
          $106,592 and $97,885 . . . . . .    154,359         98,893
                                            ---------    -----------
                 INTANGIBLE ASSETS            254,012        126,042
                                            ---------    -----------

       Other Assets  . . . . . . . . . . .     26,153         21,125
                                            ---------    -----------
       Net Noncurrent Assets of
         Discontinued Operations. . . . . .    40,743         77,784
                                            ---------     -----------
                      TOTAL ASSETS       $  2,472,607     $ 1,989,070
                                            =========     ===========

- ----------------------------------------------------------------------------
 LIABILI-                                        March 4,     February 26,
 TIES       In thousands of dollars              1995         1994
- ----------------------------------------------------------------------------
       CURRENT LIABILITIES
       Short-Term Debt and Current Maturi-
         ties of Long-Term Debt  . . . . $    137,553    $     30,912
       Accounts Payable  . . . . . . . . .    273,128         173,825
       Income Taxes  . . . . . . . . . . .     38,241           5,016
       Sales and Other Taxes Payable . . .     13,796          10,569
       Accrued Salaries, Wages and Other
       Current Liabilities . . . . . . . .     79,263          40,587
       Reserve for Restructuring and Other
         Charges . . . . . . . . . . . . . .   35,244         101,300
                                            ---------      ----------

             TOTAL CURRENT LIABILITIES        577,225         362,209
                                            ---------      ----------
       Long-Term Debt, Less Current Matu-
         rities  . . . . . . . . . . . . . .  805,984         613,418
                                            ---------       ---------
       Deferred Income Taxes . . . . . . .     77,586          58,729
                                            ---------       ---------
            STOCKHOLDERS' EQUITY
            Preferred Stock, Par Value $1 Per
       Share, Series A Junior
          Participating Preferred Stock  .         -             -
       Common Stock, Par Value $1 Per
       Share, Issued 90,290,136
          Shares and 90,287,859 Shares . .     90,290          90,288
       Additional Paid-In Capital  . . . .     60,655          59,423
       Retained Earnings . . . . . . . . .    955,111         866,134
       Net Unrealized Gain on Marketable
       Securities  . . . . . . . . . . . .      2,847             -
       Cumulative Pension Liability Ad-
       justments . . . . . . . . . . . . .     (1,314)         (1,916)
       Treasury Stock at Cost (6,125,069
         and 4,277,271 Shares) . . . . . . .  (95,777)        (59,215)
                                            ----------      ---------
                   STOCKHOLDERS' EQUITY     1,011,812         954,714
                                            ---------       ---------
                TOTAL LIABILITIES & STOCK-
               HOLDERS'EQUITY              $2,472,607     $ 1,989,070
                                           ==========     ===========

        SEE CONSOLIDATED STATEMENT OF INCOME ON OTHER SIDE



FISCAL 1995
4TH QUARTER
(UNAUDITED)     Consolidated Statement of Income
         ------------------------------------------------------------------
         In thousands of dollars      14 Weeks Ended    13 Weeks Ended
         except per share amounts     March 4, 1995     February 26, 1994
                                      --------------    -----------------
                                         $         %        $          %
         -------------------------------------------------------------------
       NET SALES . . . . . . . . .   $ 1,353,766  100.0  $ 1,077,438   100.0

       COSTS & EXPENSES
       Cost of Goods Sold Including
       Occupancy Costs . . . . . .       992,926   73.4      784,445    72.8
       Selling, General and Admin-
       istrative Expenses  . . . .       260,344   19.2      213,160    19.8
       Interest Expense  . . . . .        13,344    1.0        8,431      .8
       Restructuring and Other
         Charges . . . . . . . . . .        -        -       149,196    13.8
                                     -----------  -----  -----------   -----
                  COSTS & EXPENSES     1,266,614   93.6    1,155,232   107.2
                                     -----------  -----  -----------   -----
       Income (Loss) From Continu-
       ing Operations Before
          Income Taxes . . . . . .        87,152    6.4      (77,794)   (7.2)
       Income Taxes  . . . . . . .        33,898    2.5      (30,122)   (2.8)
                                     -----------  -----   -----------  -----
         INCOME (LOSS) FROM CONTINU-
           ING OPERATIONS                 53,254    3.9      (47,672)   (4.4)
                                     -----------  -----   -----------  ------
            DISCONTINUED OPERATIONS, NET OF
          INCOME TAXES:
          (Loss) on Disposal . . .          -       -        (25,620)   (2.4)
          Income From Operations .          -       -          1,876      .2
                                     ----------   ----    -----------  ------
                 (LOSS) FROM DISCONTINUED
                   OPERATIONS               -       -        (23,744)   (2.2)
                                     -----------  -----   -----------  ------
               NET INCOME (LOSS)     $    53,254    3.9   $  (71,416)   (6.6)
                                     -----------  -----   -----------  ------

       EARNINGS (LOSS) PER SHARE:
          Continuing Operations  .   $       .63          $     (.54)
          Discontinued Operations            -                  (.27)
                                     -----------          -----------

                NET INCOME (LOSS)    $       .63          $     (.81)
                                     -----------          -----------
            CASH DIVIDENDS PER COMMON
                         SHARE       $       .17          $      .15
                                     -----------          -----------

  AVERAGE SHARES OUTSTANDING          84,192,000          87,650,000
                                     -----------          -----------

- -------------------------------------------------------------------------------
EAR           In thousands of dollars   53 Weeks Ended     52 Weeks Ended
(UNAUDITED)   except per share amounts  March 4, 1995      February 26, 1994
                                        --------------     ------------------
                                         $          %          $           %
- -------------------------------------------------------------------------------
       NET SALES . . . . . . .        $ 4,533,851  100.0  $ 4,058,711    100.0

       COSTS &  EXPENSES
       Cost of Goods Sold Including
       Occupancy Costs . . . . . .      3,327,920   73.4    2,970,025     73.2

       Selling, General and Admin-
       istrative Expenses  . . . .        932,167   20.6      865,137     21.3
       Interest Expense  . . . . .         42,300     .9       28,683       .7
       Restructuring and Other
         Charges . . . . . . . . . .         -        -       149,196      3.7
                                      -----------  -----  -----------    -----
            COSTS & EXPENSES            4,302,387   94.9    4,013,041     98.9
                                      -----------  -----  -----------    -----
          Income From Continuing Oper-
          ations Before
          Income Taxes . . . . . .        231,464    5.1       45,670      1.1
       Income Taxes  . . . . . . .         90,178    2.0       19,462       .5
                                      -----------  -----   ----------    -----
         INCOME FROM CONTINUING
           OPERATIONS                     141,286    3.1       26,208       .6
                                      -----------  -----   ----------    -----
       DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
           (Loss) on Disposal . . .          -        -       (25,620)     (.6)
               Income From Operations .      -        -         8,700       .2
                                      -----------  -----   ----------    -----
            (LOSS) FROM DISCONTINUED
                       OPERATIONS            -        -       (16,920)     (.4)
                                      -----------  -----   ----------    -----
                    NET INCOME        $   141,286    3.1    $   9,288       .2
                                      -----------  -----   ----------    ------
       EARNINGS (LOSS) PER SHARE:
          Continuing Operations  .    $      1.67           $      30
           Discontinued Operations            -                  (.19)
                                      -----------           ---------
                        NET INCOME    $      1.67           $     .11
                                      -----------           ---------

           CASH DIVIDENDS PER COMMON
                           SHARE      $       .62           $     .60
                                      -----------          ----------

      AVERAGE SHARES OUTSTANDING       84,771,000          87,972,000
                                      ===========          ==========


The LIFO method of valuing inventory had the effect of reducing net income 5CENT per share for the 14-week period and 11CENT per share for the 53-week period ended March 4, 1995. For the comparable periods last year, the LIFO adjustments were 1CENT for the quarter and 7CENT for the 52 weeks.

[RITE AID LOGO]     Rite Aid Corporation
                    P.O. Box 3165
                    Harrisburg, PA 17105

           SEE CONSOLIDATED BALANCE SHEET ON OTHER SIDE